                                                                    Exhibit 24.1

                               Power of Attorney

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jonathan B. Aust, Scott G. Yancey, Jr., Worth MacMurray, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to the Registration Statement on Form S-1) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.



Date: 12/21/99                 /s/ Jonathan P. Aust
     ----------------------   --------------------------------------
                              Jonathan P. Aust
                              President, Chief Executive Officer and
                              Chairman of the Board of Directors

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jonathan B. Aust, Scott G. Yancey, Jr., Worth MacMurray, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to the Registration Statement on Form S-1) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.



Date: 12/21/99                 /s/ Scott G. Yancey, Jr.
     ----------------------   --------------------------------------
                              Scott G. Yancey, Jr.
                              Chief Financial Officer and Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jonathan B. Aust, Scott G. Yancey, Jr., Worth MacMurray, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to the Registration Statement on Form S-1) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.



Date:  12/21/99                /s/ Christopher J. Melnick
     ----------------------   --------------------------------------
                              Christopher J. Melnick
                              Chief Operating Officer and Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jonathan B. Aust, Scott G. Yancey, Jr., Worth MacMurray, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to the Registration Statement on Form S-1) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.



Date: 12/21/99                /s/ Brion B. Applegate
     ----------------------   --------------------------------------
                              Brion B. Applegate
                              Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jonathan B. Aust, Scott G. Yancey, Jr., Worth MacMurray, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to the Registration Statement on Form S-1) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.



Date: 12/21/99                /s/ Dennis R. Patrick
     ----------------------   --------------------------------------
                              Dennis R. Patrick
                              Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jonathan B. Aust, Scott G. Yancey, Jr., Worth MacMurray, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to the Registration Statement on Form S-1) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.



Date: 12/21/99                /s/ Worth D. MacMurray
     ----------------------   --------------------------------------
                              Worth D. MacMurray
                              Vice President, Legal and Strategic Projects